EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 26, 2005 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2005

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2005 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus or Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with updated information about name changes and portfolio managers to certain Portfolios of the Trust.

Information Regarding Changes to the Names of

Certain Portfolios of the Trust

Effective on or about October 17, 2005, each reference in the Prospectus and Statement of Additional Information to the name of the Portfolio below is replaced with the corresponding new name set forth in the table below:

Current Name	New Name
EQ/J.P. Morgan Core Bond Portfolio	EQ/JPMorgan Core Bond Portfolio
EQ/JP Morgan Value Opportunities Portfolio	EQ/JPMorgan Value Opportunities Portfolio
EQ/Mergers and Acquisitions Portfolio	EQ/GAMCO Mergers and Acquisitions Portfolio
EQ/Small Company Value Portfolio	EQ/GAMCO Small Company Value Portfolio
EQ/FI Small/Mid Cap Value Portfolio	EQ/FI Mid Cap Value Portfolio

Information Regarding EQ/Lord Abbett Large Cap Core Portfolio

The information provided below updates information regarding the EQ/Lord Abbett Large Cap Core Portfolio and should replace, in its entirety, information located in the second paragraph of the section entitled “Who Manages the Portfolio.”

An investment management team is responsible for the management of the Portfolio. The team is comprised of investment managers and analysts working together to manage the Portfolio’s investments. Daniel Frascarelli heads the Large-Cap Core Portfolio team. The other senior member of the team is Paul J. Volovich. Messrs. Frascarelli and Volovich are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Frascarelli, Partner and Director of Large-Cap Core Equity, joined Lord Abbett in 1990. Mr. Volovich, Portfolio Manager, joined Lord Abbett in 1997 and has been in the investment management business since 1995.

Information Regarding EQ/Intermediate Term Bond Portfolio

EQ/Long Term Bond Portfolio

EQ/Short Duration Bond Portfolio

EQ/Government Securities Portfolio

The information provided below updates information regarding each Portfolio and should replace, in its entirety, information located in the second and third paragraphs of the section entitled “Who Manages the Portfolio” with respect to each Portfolio.

The management of and investment decisions for the Portfolio are made by Todd Finkelstein, CFA. Mr. Finkelstein is a Senior Vice President and Director of Fixed-Income Investments and has been with Boston Advisors in that capacity since 1997. Prior to that time, Mr. Finkelstein was with BankBoston’s Global Asset Management Group.

The fourth paragraph in the section entitled “Who Manages the Portfolio” with respect to each Portfolio is deleted.

Information Regarding EQ/Alliance Quality Bond Portfolio

The information provided below updates information regarding the Portfolio and should replace, in its entirety information located in the second paragraph of the section entitled “Who Manages the Portfolio.”

The management of and investment decisions for the Portfolio are made by the U.S. Investment-Grade: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of Alliance’s large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S. Investment-Grade: Core Fixed Income accounts, Ms. Alison M. Martier, Senior Vice President, Director—US Core Fixed Income and a member of the U.S. Investment-Grade: Core Fixed Income Team, is primarily responsible for day-to-day management of, and has oversight and trading responsibilities for, the Portfolio. Ms. Martier joined Alliance in 1993 and has been a fixed asset portfolio manager since 1983.